UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2016
Date of Report (Date of earliest event reported)

CONTACT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52879	39-2060052
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

595 Hornby Street, Suite 706
Vancouver, British Columbia, Canada	V6C 2E8
(Address of principal executive offices)	(Zip Code)

(604) 970-6576
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Directors

On June 29, 2016, Contact Minerals Corp. (the “Company”) appointed Alex Langer and William McCullagh to the board of directors of the Company. Both Mr. Langer and Mr. McCullagh will serve on the Company’s Audit Committee.

Neither Mr. Langer nor Mr. McCullagh has had, since the beginning of the Company’s last fiscal year any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company.

The Company currently does not have any compensation arrangements with Mr. Langer or Mr. McCullagh.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTACT MINERALS CORP.

Date: June 30, 2016
	By:	/s/ Kerry McCullagh

KERRY McCULLAGH
Chief Executive Officer